UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2021

BRAIN SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209325	81-0876714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Wilbur Place, Suite 170

Bohemia, NY 11716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 388-1578

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 15, 2021, in accordance with the applicable provisions of the Nevada Revised Statutes (the “NRS”), the Board of Directors (the “Board”) of Brain Scientific Inc. (the “Company”) adopted resolutions by unanimous written consent approving the following proposed actions (each, an “Action” and collectively, the “Actions”):

1.	To ratify, approve and adopt an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) by and among the Company, Piezo Motion Corp., a Delaware corporation (“Piezo”), and BRSF Acquisition Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Piezo, with Piezo surviving as a wholly-owned subsidiary of the Company;

2.	To approve the issuance of shares of the Company’s common stock to the Piezo shareholders in accordance with the terms and provisions of the Merger Agreement;

3.	To approve the issuance to certain affiliates and non-affiliates of the Company of options and warrants to purchase an aggregate number of shares equal to 20% of the issued and outstanding shares of the Company’s common stock in accordance with the terms and provisions of the Merger Agreement;

4.	To approve and adopt an amendment to the Company’s Articles of Incorporation, as amended, which makes no material changes to the existing Articles of Incorporation other than to opt out of the “Acquisition of Controlling Interest” provisions contained in Sections 78.378 through 78.3793 of the NRS; and

5.	To approve an amendment to the Company’s 2018 Equity Incentive Plan to increase the number of shares of common stock authorized thereunder for grant from 3,500,000 to 8,000,000.

As of the close of business on July 16, 2021, pursuant to the applicable provisions of the NRS, the Company received written consents approving the Actions from the holders of the common stock of the Company holding an aggregate of 12,899,437 shares of the common stock of the Company, representing a majority of the Company’s outstanding shares of voting capital stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 22, 2021

BRAIN SCIENTIFIC INC.

By:	/s/ Boris Goldstein
Name:	Boris Goldstein
Title:	Chairman of the Board and Executive Vice President

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